                                                                     Exhibit 4.1

Number                                                                    Shares

                              [IBASIS, INC. LOGO]

                                  IBASIS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                                 COMMON STOCK
Transferable in the City of Boston                           CUSIP  450732 10 2
on in the city of New York


This is to certify that


is the owner of


   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.001 of

IBASIS, INC. transferable on the books of the Corporation by the holder hereof, in person or by a duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and By-Laws of the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.


WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/Ofer Greezy         [seal of iBasis, Inc.]            /s/Gordon J. VanderBrug
President and Chief                                      Executive Vice
Executive Officer                                        President and Assistant
                                                         Secretary

IBASIS, INC. (the "Corporation") will furnish without charge to each stockholder who so requests from its Secretary the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions thereof.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNF GIFT MIN ACT -.....Custodian......
TEN ENT - as tenants by the entireties            (cust)     (Minor)
JT TEN  - as joint tenants with                   under Uniform Gifts
          right of survivorship and               to Minors
          not as tenants in common                Act...........................
                                                            (State)

Additional abbreviations may also be used though not in the above list.

For value received,_____________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE.

__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated,______________________________



                                    ____________________________________________
                                       (The signature to this assignment must
                                    correspond with the name as written upon the
                                           face of this Certificate in every
                                           particular, without alternation or
                                           enlargement or any change whatever).


Signature(s) Guaranteed:



__________________________________________
THIS SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEED MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.